Joseph C. Theis, Jr. 617.570.1928 jtheis@goodwinprocter.com	Goodwin Procter LLP Counselors at Law Exchange Place Boston, MA 02109 T: 617.570.1000 F: 617.523.1231

July 9, 2014

VIA EDGAR AND FEDERAL EXPRESS

United States Securities and Exchange Commission

Division of Corporation Finance

100 F. Street, N.E.

Washington, D.C. 20549

Attention: Barbara C. Jacobs

Re:	HubSpot, Inc.
Amendment No. 2 to
Confidential Draft Registration Statement on Form S-1
Originally Submitted June 6, 2014
CIK No. 0001404655

Dear Ms. Jacobs:

This letter is submitted on behalf of HubSpot, Inc. (the “Company”) in response to the comments of the staff of the Division of Corporation Finance (the “Staff”) of the Securities and Exchange Commission (the “Commission”) with respect to the Company’s confidential submission of Amendment No. 2 to the draft Registration Statement on Form S-1 submitted on June 6, 2014 (the “Registration Statement”), as set forth in the Staff’s letter dated June 20, 2014 (the “Comment Letter”). The Company is concurrently confidentially submitting Amendment No. 3 to the confidential submission of the Registration Statement (“Amendment No. 3”), which includes changes to reflect responses to the Staff’s comments and other updates.

For reference purposes, the text of the Comment Letter has been reproduced and italicized herein with responses below each numbered comment. Unless otherwise indicated, page references in the descriptions of the Staff’s comments refer to the Registration Statement, and page references in the responses refer to Amendment No. 3. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in Amendment No. 3.

The responses provided herein are based upon information provided to Goodwin Procter LLP by the Company. In addition to confidentially submitting this letter via EDGAR, we are sending via Federal Express four (4) copies of each of this letter and Amendment No. 3 (marked to show changes from the Registration Statement).

United States Securities and Exchange Commission

July 9, 2014

Front Cover Page Gatefold Graphics

1.	Your gatefold graphics state that there have been “10,000+ trained and certified” at HubSpot Academy. Please indicate the type of certification received by attendees of your online training.

RESPONSE: In response to the Staff’s comment, the Company has revised its gatefold graphics to remove the reference to certification.

Management’s discussion and analysis of financial condition and results of operations

Company Overview, page 45

Liquidity and capital resources, page 60

2.	You indicate that as of March 31, 2014, you have approximately 19% of customers that were located outside of the United States and these customers generated 20% of your total revenue. Please tell us what consideration was given to disclosing the amount of cash held by your foreign subsidiaries. Further, if applicable, please also tell us what consideration was given to disclosing a statement that you would need to accrue and pay taxes if repatriated and a statement that you do not intend to repatriate the funds. We refer you to Item 303(a)(1) of Regulation S-K.

RESPONSE: In response to the Staff’s comment, the Company has revised the disclosure on page 60.

Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies

Unaudited Pro Forma Loss Per Share, page F-11

3.	We note your response to prior comment 2. Please disclose whether the RSUs are forfeitable should employment terminate subsequent to the occurrence of the IPO but prior to the liquidity condition being met (before the expiration of the six month period). In this regard, explain why the six month period represents a substantive service condition. That is, explain why the liquidity condition would not be satisfied upon the IPO’s effectiveness.

RESPONSE: In response to the Staff’s comment, the Company has revised the disclosure on pages F-11 and F-26. The Company advises the Staff that, to the extent the time-based service condition is satisfied, RSUs are not forfeitable should employment terminate subsequent

United States Securities and Exchange Commission

July 9, 2014

to the occurrence of the IPO but prior to the liquidity condition being met (before the expiration of the six month period). Accordingly, the Company does not consider the six month period to be a substantive service condition. Upon the IPO’s effectiveness, although the liquidity condition would not be satisfied, the performance condition will have become probable and the Company will begin to recognize stock-based compensation expense at such time.

Revenue Recognition, page F-13

4.	We note your response to prior comment 3 that you believe the second type of arrangement is not within the scope of ASC 605-45. Please clarify whether the partner’s customer will enter into any agreement or licensing rights with you to have the right to access your software. Indicate whether the partner’s customer will seek remedy from your partner or you. That is, tell us whom the partner’s customer will consider responsible for the acceptability and fulfillment of the services. Describe how any marketing materials or other representations made in executing these arrangements describe your role. Your response should address how you considered that you are hosting and providing the services that the customers want.

RESPONSE: In response to the Staff’s comment, the Company advises the Staff that in the second type of arrangement, the partner’s customer (referred to in this letter as the “end user”) will not enter into any agreement or licensing rights with the Company to have the right to access the Company’s platform. Instead, the partner contracts with the end user, as the Company’s platform may be one of many services offered to the end user by the partner. The pricing of the Company’s platform and the amounts billed to the end user pursuant to these contracts are not within the control of the Company, and any other services offered are determined and provided by the partner.

As is typical for its industry, the Company’s platform infrastructure is a multi-tenant, SaaS offering for its customers and end users hosted exclusively by the Company. However, while the contractual agreement between the Company and its partners in the second type of arrangement provides that the Company’s subscription service is developed, operated and maintained by the Company on its website for customers and end users, it does not include, among other things, training, consulting, support or other professional services for end users. Further, the agreement states that the partner is responsible should an end user have questions or requests for support or training. In such event, the partner may consult with the Company on how the partner may provide support to its end users.

To promote continued use of its platform, the Company will, from time to time and at no additional cost, reply to direct requests for support from end users and offer assistance with basic issues, such as how to use certain platform features. End users typically become aware of the

United States Securities and Exchange Commission

July 9, 2014

availability of such assistance and the opportunity to make direct requests to the Company when they are set up by their partner as portal users (i.e., personnel who are given access to features and functions of the end user’s portal managed by the partner on the HubSpot platform pursuant to the partner’s agreement with the Company) and interact with the platform, which provides a support telephone number and live online help chat feature for all portal users. Neither the Company nor, to the Company’s knowledge, any of its partners markets the availability of such assistance for end users. If an issue is more complex in nature—for example, should an end user seek guidance on how to effectively use content creation to generate leads—the Company will instead notify the responsible partner that its end user requires additional support and consulting. The Company does not assign, or even make available, an account manager or consultant to end users to provide assistance on topics such as marketing strategy and program design. The Company does, however, offer these services for its own customers, including partners who are themselves customers of the Company. End users seek those services directly from their respective partners.

In the event that the Company’s platform does not meet the needs or standards of an end user, performs poorly or an end user does not otherwise receive the services it expects, the end user’s recourse is contractually with the partner, not the Company. In addition, since the end user’s business relationship for its marketing services, including access to the Company’s marketing platform, is with the partner, the end user will look to the partner for remedy for defects or poor performance with the Company’s platform.

To the Company’s knowledge, marketing materials circulated by the Company’s partners in connection with executing arrangements of the second type typically involve the promotion of the partner’s services, including inbound marketing and sales services, as their own. Such services are not marketed as HubSpot services, notwithstanding that the HubSpot platform is incorporated within those services and is developed, operated and maintained by the Company, as described above. By way of example, the Company notes for the Staff that New Breed Marketing, a partner that is the subject of one of the case studies included in the Registration Statement, uses its website to promote the inbound marketing and sales services it provides as its own even though it uses the Company’s platform to manage its clients’ marketing strategies.

5.	In your response to prior comment 3, you explain that you do not receive an identifiable benefit from the cash consideration paid to the partner that is sufficiently separable from the partner’s purchase of your products. Please provide an analysis that supports this conclusion. Since you do pay a commission for the first type of arrangement, explain why you believe that you could not have entered into an exchange transaction with a party other than the purchaser of your services in order to receive that benefit. You also state as a risk factor that you rely on your partners to provide certain services to you and your customers as well as pursue sales. Please clarify how you analyzed such transactions under ASC 605-50-45-2 pertaining to presumptions that overcome the reduction of revenue.

United States Securities and Exchange Commission

July 9, 2014

RESPONSE: In accordance with the guidance provided in ASC 605-50-45-2, cash consideration paid to the Company’s partners is presumed to be a reduction of the selling price of the Company’s platform and should therefore be characterized as a reduction of revenue on its statement of income unless certain conditions are met, one of which is that the vendor receives an identifiable benefit (goods or services) in exchange for such consideration. The Company advises the Staff that the Company’s partners pursue sales of the Company’s platform to the end users, and the Company pays cash consideration to these partners in exchange for such resales. The Company does not receive any services from these partners, either explicit or implicit. The pricing of the Company’s platform and the amounts billed to the end user are not within the control of the Company, any related services are offered and provided by the partner to the end user and the Company receives no tangible benefit from the relationship with the partner beyond the net consideration to which it is entitled. Accordingly, and in response to the Staff’s comment regarding its risk factor disclosure, the Company has revised the disclosure on pages 12, 63 and F-14 to reflect the foregoing and to clarify that its partners do not provide services to the Company other than pursuing sales of the Company’s platform to end users. In addition, for the foregoing reasons, the Company has not analyzed whether it could have entered into an exchange transaction with a party other than the purchaser of its platform.

6.	Please clarify whether your partners pay the full purchase price to you or whether your partner remits only the proceeds net of the rebate or incentive. In addition, please tell us what consideration was given to ASC 605-50-50-1 such as disclosing the amount of your cash rebates to your partners that was recognized in your consolidated statement of income to the extent this amount was significant.

RESPONSE: The Company advises the Staff that the Company’s partners pay the full purchase price to the Company for end user subscriptions. In addition, in accordance with the guidance provided in ASC 605-50-50-1, the Company has not disclosed the nature of the partner rebates or the amounts recognized for such rebates as they are not significant. The aggregate amount of partner rebates during 2011, 2012, 2013 and the three months ended March 31, 2014 was $387,987, $854,664, $995,442 and $301,288, respectively.

11. Income Taxes, page F-27

7.

As we have noted previously, 20% of your total revenue as of March 31, 2014 is attributed to your customers outside of the United States. Additionally, we note that you opened your first international office in January 2013. Please explain why you have minimal amounts allocated to foreign income or losses in the first table. Tell us what

United States Securities and Exchange Commission

July 9, 2014

consideration was given to disclosing the amount of earnings from foreign operations on which you have not provided taxes. Further, tell us how you considered disclosing the amount of unrecognized deferred tax liability or include a statement that such determination is not practicable. We refer you to ASC 740-30-50-2.

RESPONSE: In response to the Staff’s comment, the Company has revised the disclosure on page F-28 to include a statement that it believes that a determination of the amount of any unrecognized deferred tax liability is impracticable and that the amount of earnings from its foreign operations for which the Company has not provided taxes is not material. The Company respectfully submits that it has not provided taxes on any of its undistributed earnings from foreign operations because it currently plans to indefinitely reinvest such earnings outside of the United States. The Company advises the staff that while 17% and 20% of the Company’s total revenue for the year ended December 31, 2013 and the three months ended March 31, 2014, respectively, was attributable to its customers physically located outside of the United States, 4% and 9%, respectively, of the Company’s revenue for such periods was attributable to the Company’s foreign tax jurisdictions, of which there was only one (Ireland).

If you should have any questions concerning the enclosed matters, please contact the undersigned at (617) 570-1928.

Sincerely,

/s/ Joseph C. Theis, Jr.

Joseph C. Theis, Jr.

Enclosures

cc:	Brian Halligan, HubSpot, Inc.
John Kelleher, HubSpot, Inc.
Mark T. Bettencourt, Goodwin Procter LLP